Exhibit 10.1

[Final Award Terms for Performance Plan Awards-2013]

AWARD TERMS OF

PERFORMANCE-BASED RESTRICTED STOCK UNITS

GRANTED UNDER THE

AVALONBAY COMMUNITIES, INC.

2009 STOCK OPTION AND INCENTIVE PLAN

(As approved by the Board of Directors and its Compensation Committee in February 2013)

Introduction

You have been granted performance-based restricted stock units under the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (as the same has or may be amended, the “Plan”), subject to the following Award Terms. This grant is also subject to the terms of (i) your Personal Performance Award Agreement Exhibit (“Personal Exhibit”), as further explained herein, (ii) the attached form of Restricted Stock Award Agreement, (iii) the attached forms of Employee Stock Option Agreements, and (iv) the Plan, which is hereby incorporated by reference. To the extent that an Award Term conflicts with the Plan, the Plan shall govern.

Type of Award

You are being awarded performance-based restricted stock units (the “Units”).  Units are bookkeeping entries only, and you shall have no rights as a stockholder of the Company, and no dividend and voting rights, with respect to the Units, nor shall a notional amount be reinvested in respect of “phantom dividends” for the purpose of crediting your account with additional Units.

Certain Principal Terms

Your Personal Exhibit sets forth certain principal terms about the Units awarded for the applicable Performance Period, such as the performance metrics which will apply to determine the final number of Units earned. The terms included in your Personal Exhibit include the following:

• Date of Grant
• Number of Target Units Awarded
• Performance Period
• Total Shareholder Return Performance Metrics
• Summary Terms of Restricted Stock
• Summary Terms of Employee Stock Options

No Transfers	You may not sell, gift, or otherwise transfer or dispose of any of the Units.

Performance Metrics

If you remain an active employee of AvalonBay from the Date of Grant through the last day of the Performance Period, then the number of Units you will earn at the end of the Performance Period will be based upon the performance of the Company’s Total Shareholder Return over the Performance Period as described in your Personal Exhibit.

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The Company’s Total Shareholder Return represents the change in the value of an investment in one share of AvalonBay common stock over the Performance Period, expressed as a percentage, assuming the following:

Beginning Stock Price: average closing price of a share of AvalonBay common stock over the 20 trading days immediately prior to the first day of the Performance Period.

Ending Stock Price: average closing price of a share of AvalonBay common stock over the last 20 trading days of the Performance Period.

Dividends reinvested in additional shares of AvalonBay common stock on the ex dividend date for such dividend at the closing price of a share of AvalonBay common stock.

If the Company’s Total Shareholder Return is measured on a relative basis against an index, the Total Shareholder Return of the index will be measured by using a 20 trading day average of the beginning and ending price or level of the index.

The Compensation Committee of the Board of Directors (the “Compensation Committee”), as promptly as practicable (but in no event later than 60 days) following the conclusion of the Performance Period, shall determine (i) the performance of the Company’s Total Shareholder Return over the Performance Period as compared against the Performance Metrics established for the period, and (ii)  the actual number of Units that are earned by you, which shall be a percentage (from zero to 200%) of the Target Units you are awarded at the beginning of the Performance Period. You shall forfeit any portion of this Award that is not earned upon the conclusion of the Performance Period (i.e., any Target Units you are awarded that are in excess of the number of Units earned at the end of the Performance Period, as determined by the Compensation Committee, shall be forfeited).

Forfeiture for Termination of Employment

In the event your employment terminates for any reason during the Performance Period, whether with or without cause, or by reason of death or disability or your voluntary departure or retirement, you shall forfeit all Units and none of the Units shall be earned.

Leaves of Absence

In the event that you take a leave of absence during the Performance Period, then, unless prohibited by law, the Company may adjust, in its sole discretion and up to a full forfeiture, the percentage of Units that are earned hereunder to equitably reflect such absence. Without limiting the foregoing, it is noted that such adjustment may be made by prorating the number of Units that would otherwise be earned without a leave of absence by the portion of the year worked without a leave of absence during the last year of the Performance Period (e.g., if nine months are worked during the last year of the Performance Period, there may be a 25% downward adjustment in the percentage of Units that are earned).

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Sale Event	If a Sale Event occurs during the Performance Period, then

(i) if more than 12 months remain in the Performance Period, Units with respect to such Performance Period shall be forfeited unless the successor makes other arrangements for the continuation of the Units, and

(ii) if less than 12 months remains in the Performance Period, then (x) such Performance Period shall be deemed complete on the date of completion of the Sale Event, (y) achievement against the Performance Metrics for such shortened Performance Period shall be determined in good faith by the Compensation Committee (without any proration on account of the shortened period), and (z) a holder of such Units shall receive vested shares of common stock for any Units so earned.

Issuance of Restricted
Stock and Options
Following the
Performance Period

Following the end of the Performance Period, as of the date of the Compensation Committee’s final determination (the “Determination Date”) of (i) the Company’s Total Shareholder Return for the Performance Period and how it compared to the Performance Metrics and (ii) the number of Units earned by you, the earned portion of this Award shall be settled with the issuance to you of Restricted Shares of AvalonBay Common Stock and (if you so elected) an award of Employee Stock Options as described below:

In settlement of the Units that you may earn at the completion of the Performance Period, you shall receive either

(a) one share of Restricted Stock for each Unit earned, subject to the vesting and other terms summarized in your Personal Performance Award Agreement Exhibit and in the form of Restricted Stock Agreement attached hereto as Exhibit A, provided, however that if before the end of the Performance Period you make an Option Election as defined below, then you shall receive instead

(b) 0.75 share of Restricted Stock for each Unit earned, on the terms described in the preceding clause (a), plus the Option Number of employee stock options, subject to the vesting and other terms summarized in your Personal Performance Award Agreement Exhibit and in the form of Non-Qualified Employee Stock Option or Incentive Stock Option attached hereto as Exhibit B-1 or Exhibit B-2.

An Option Election means an irrevocable election, made before the end of the Performance Period and by such time, on such form and with such delivery as the Company may provide, pursuant to which you elect to receive employee stock options in lieu of 25% of the shares of Restricted Stock you would otherwise receive in settlement of your earned Units.

The Option Number means a number of employee stock options to be delivered to you determined as follows: [(the closing price of a share of AvalonBay common stock on

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the Determination Date) x (25% of the Units earned)] divided by the value of an employee stock option as of the last day of the Performance Period as determined by the Company consistent with past practice. Any employee stock options so issued shall have an exercise price equal to the closing price of AvalonBay common stock on the Determination Date.

Notices

Any notice to be given under the terms of this Award Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to you shall be addressed to you at your address as set forth in the Company’s records. Either party may hereafter designate a different address for notices to be given to it or him or her.

Titles

Titles and captions are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan or as the context otherwise reasonably indicates.

Amendment	This Award Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Award Agreement.

Governing Law

The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Award Agreement regardless of the law that might be applied under principles of conflicts of laws.

Data Privacy Consent

In order to administer the Plan and this Award Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Award Agreement (the “Relevant Information”). By entering into this Award Agreement, you (i) authorize the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waive any privacy rights you may have with respect to the Relevant Information; (iii) authorize the Relevant Companies to store and transmit such information in electronic form; and (iv) authorize the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. You shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

Electronic Delivery

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. By electronically accepting the Award Agreement and participating in the Plan, you agree to be bound by the terms and conditions in the Plan and this Award Agreement.

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Non-Solicitation

By accepting an award of Units, you agree that, for a period of at least 12 months following your termination of employment with the Company for any reason, you will not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any other person, firm or entity any employee of the Company or any of its affiliates or any other person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or such affiliates.

Recoupment Policy

The Company’s Board of Directors has adopted a Policy for Recoupment of Incentive Compensation (the “Recoupment Policy”), which may be amended from time to time and is available on the Company’s website at www.AvalonBay.com/investors under “Corporate Governance Documents”. By accepting an award of Units, you agree that you have had an opportunity to review the Recoupment Policy and further agree to be bound by the terms of the Recoupment Policy, including without limitation all provisions relating to the recoupment of Incentive Compensation as defined in the Recoupment Policy.

Counterparts	This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[Exhibit A -Form of Restricted Stock Agreement]

[Employee Restricted Stock Agreement for Perf Award Exhibit - Final]

AVALONBAY COMMUNITIES, INC.
STOCK GRANT AND RESTRICTED STOCK AGREEMENT

Pursuant to the terms of the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “Plan”), in consideration for services rendered and to be rendered to AvalonBay Communities, Inc. (the “Company”) and for other good and valuable consideration, the Company is issuing to the Employee named in the Grant Award Acceptance contemporaneously herewith the Shares identified in the Grant Award Acceptance, upon the terms and conditions set forth herein and in the Restricted Stock Agreement Terms (the “Terms”) which are attached hereto and incorporated herein in their entirety.  Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan or in the Terms, as applicable.

Vesting Schedule:                     Subject to the provisions of the Terms and the discretion of the Company to accelerate the vesting schedule, the Employee’s ownership interest in the Shares shall vest, and the status of the Shares as Restricted Stock and all Restrictions with respect to the Shares shall terminate, in accordance with the following schedule of events:  33.3% on March 1 of the first year following the year of grant (as set forth in the Grant Award Acceptance), 33.3% on March 1 of the second year following the year of grant, and 33.4% on March 1 of the third year following the year of grant.(1)

The Shares shall also vest upon the occurrence of the following events:

Termination of the Employee’s Employment by the Company, other than for Cause	100% of the Award
The death or Disability of the Employee	100% of the Award
The Employee’s Retirement	100% of the Award
If earlier than any of the above events, a Sale Event	100% of the Award

*or, if fewer, all Restricted Shares

The Administrator’s determination of the reason for termination of the Employee’s employment shall be conclusive and binding on the Employee and his or her representatives or legatees.

Additional Terms/Acknowledgements: The undersigned Employee acknowledges receipt of, and understands and agrees to, this Stock Grant and Restricted Stock Agreement, including, without limitation, the Terms.  Employee further acknowledges that as of the Award Date, this Stock Grant and Restricted Stock Agreement, including, without limitation, the Terms, sets forth the entire understanding between Employee and the Company regarding the stock grant described herein and supersedes all prior oral and written agreements on that subject.

ATTACHMENT:  Restricted Stock Agreement Terms

(1)  For Performance Award granted in February 2013 maturing on December 31, 2013, the vesting schedule is 15% on March 1 of the year of grant, 42.5% on March 1 of the first year following the year of grant, and 42.5% on March 1 of  the second year following the year of grant.

AVALONBAY COMMUNITIES, INC.

RESTRICTED STOCK AGREEMENT TERMS

ARTICLE I

DEFINITIONS

The following terms used below in this Agreement shall have the meaning specified below unless the context clearly indicates to the contrary.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Section 1.1 — Cause

“Cause” shall mean a vote of the Board resolving that the Employee should be dismissed as a result of (i) any material breach by the Employee of any agreement to which the Employee and the Company are parties, (ii) any act (other than retirement) or omission to act by the Employee which may have a material and adverse effect on the business of the Company or any Subsidiary or on the Employee’s ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the Employee in connection with the business or affairs of the Company or any Subsidiary.

Section 1.2 — Common Stock

“Common Stock” shall mean the common stock of the Company, $.01 par value.

Section 1.3 — Disability

“Disability” shall mean the Employee’s inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual’s mental or physical disability, as determined by the Committee in good faith in its sole discretion.

Section 1.4  — Restricted Stock

“Restricted Stock” shall mean the Shares issued under this Agreement for as long as such shares are subject to the Restrictions (as hereinafter defined) imposed by this Agreement.

Section 1.5 - Restrictions

“Restrictions” shall mean the restrictions set forth in Article III of this Agreement.

Section 1.6 - Retirement

“Retirement” shall mean the termination of the Employee’s employment (and other business relationships) with the Company and its Subsidiaries, other than for Cause, following the date on which the sum of the following equals or exceeds 70 years: (i) the number of full months of the Employee’s employment and other business relationships with the Company and any predecessor Company and (ii) the Employee’s age on the date of termination (i.e., a person whose age is 55 years, 6 months and who has worked at the Company for 14 years, 6 months meets the 70 years requirement); provided that:

(x)                                 the Employee’s employment by (or other business relationships with) the Company and any predecessor company of the Company have continued for a period of at least 120 continuous full months at the time of termination and, on the date of termination, the Employee is at least 50 years old;

(y)                                 in the case of termination of employment, the Employee gives at least six months’ prior written notice to the Company of his or her intention to retire; and

(z)                                  in the case of termination of employment, the Employee enters into a “Non-Compete and Non-Solicitation Agreement,” as hereinafter defined, and a general release of all claims in a form that is reasonably satisfactory to the Company.

As used in the foregoing sentence, “Non-Compete and Non-Solicitation Agreement” shall mean a written agreement between the Employee and the Company providing that, for a period of at least 12 months following the Employee’s termination of employment with the Company (A) the Employee shall not, without the prior written consent of the Company, become associated with, or engage in any “Restricted Activities” with respect to any “Competing Enterprise,” as such terms are hereinafter defined, whether as an officer, employee, principal, partner, agent, consultant, independent contractor or shareholder, and (B) the Employee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any Competing Enterprise any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.  “Competing Enterprise,” for purposes of this section, shall mean any person, corporation, partnership, venture or other entity which is engaged in the business of managing, owning, leasing, or joint-venturing multifamily rental real estate within 30 miles of multifamily rental real estate owned or under management by the Company or its affiliates.  “Restricted Activities,” for purposes of this section, shall mean executive, managerial, directorial, administrative, strategic, business development or supervisory responsibilities and activities relating to any aspects of multifamily rental real estate ownership, management, multifamily rental real estate franchising, and multifamily rental real estate joint-venturing.

Section 1.7 - Secretary

“Secretary” shall mean the secretary of the Company.

ARTICLE II

RESTRICTED STOCK

Section 2.1 - Restricted Stock

Any shares of Common Stock granted pursuant to this Agreement which vest on a date other than the Award Date shall be considered Restricted Stock for purposes of this Agreement and shall be subject to the Restrictions until such time or times and except to the extent that the Employee’s ownership interest in Shares vests in accordance with the Vesting Schedule set forth on the first page of this Agreement.

Section 2.2 - Escrow

If the Restricted Stock is certificated, the Secretary or such other escrow holder as the Company may from time to time appoint shall retain physical custody of the certificates representing Restricted Stock, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Employee retain physical custody of any certificates representing Restricted Stock issued to him.  The Company may cause a book entry deposit of Restricted Stock at the Company’s transfer agent in lieu of physical custody.

Section 2.3 - Rights as Stockholder

From and after the Award Date, the Employee shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein (including the provisions of Article IV), including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares unless and to the extent that the Employee’s interest in Restricted Stock shall have terminated and the Restricted Stock reverts to the Company as provided in Section 3.1 of this Agreement.

ARTICLE III

RESTRICTIONS

Section 3.1 - Reversion of Restricted Stock

Except as provided in Section 2.3, this Section 3.1, and the Vesting Schedule set forth on the first page of this Agreement, the Restricted Stock shall be the property of the Company for as long as and to the extent that the Shares are Restricted Stock pursuant to Section 2.1.  In the event that the Employee’s employment by the Company terminates for any reason other than (a) death, (b) Disability, (c) Retirement, or (d) termination of the Employee’s employment by the Company other than for Cause, any interest of the Employee in Shares that are Restricted Stock shall thereupon immediately terminate and all rights with respect to the Restricted Stock shall immediately revert to and unconditionally be the property of the Company; provided, however, that the Employee shall be entitled to retain any cash dividends paid before the date of such event on the Restricted Stock.

Section 3.2 - Restricted Stock Not Transferable

No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that the Employee may designate one or more trusts or other similar arrangements for the benefit of the Employee or members of his immediate family as the registered holders of Restricted Stock if and as long as the Employee acts as trustee or in a similar capacity with respect to such trust or arrangement.  Any Restricted Stock so registered shall for all purposes hereunder be deemed to be held of record by the Employee and shall be subject to all of the terms and conditions of this Agreement, including but not limited to the Restrictions and the provisions of Article III of this Agreement.

Section 3.3 - Legend

Certificates representing shares of Restricted Stock or book entries for shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.4, bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE TO AVALONBAY COMMUNITIES, INC. (THE “COMPANY”) UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES.  PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES.  COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT AND MAY BE OBTAINED ON REQUEST AND WITHOUT CHARGE FROM THE OFFICES OF THE COMPANY AT 671 NORTH GLEBE ROAD, SUITE 800, ARLINGTON, VA  22203.”

Section 3.4 - Lapse of Restrictions

Upon the vesting of some or all of the Restricted Stock as provided in the Vesting Schedule set forth on the first page of this Agreement, and subject to the conditions to issuance set forth in Article IV, if such Shares are certificated, the Company shall cause new certificates to be issued with respect to such vested Shares and delivered to the Employee or his legal representative, free from the legend provided for in Section 3.3.

ARTICLE IV

MISCELLANEOUS

Section 4.1 - Conditions to Issuance of Stock

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock or enter the Employee’s name as the stockholder of record on the books of the Company pursuant to this Agreement prior to fulfillment of all of the following conditions:

(a)                                 The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)                                 The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall deem necessary or advisable; and

(c)                                  The obtaining of any approval or other clearance from any state or Federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

(d)                                 The payment by the Employee of all amounts required to be withheld under federal, state and local tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions.

Section 4.2 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at his address as set forth in the Company’s records.  By a notice given pursuant to this Section 4.2, either party may hereafter designate a different address for notices to be given to it or him.  Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.2.  Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.3 - Titles

Titles and captions are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.4 - Amendment

This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 4.5 - Tax Withholding

The Company’s obligation (i) to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock or (ii) to pay to the Employee any dividends or make any distributions with respect to the Common Stock issued under this Agreement is expressly conditioned on the Company’s satisfaction of its obligation, if any, to withhold taxes.  The Employee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Employee may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

Section 4.6 — Governing Law

The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 4.7 - Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.8 - No Special Employment Rights

This Agreement does not, and shall not be interpreted to, create any right on the part of the Employee to continue in the employ of the Company or any subsidiary or affiliate thereof, nor to any continued compensation, prerequisites or other current or future benefits or other incidents of employment.

Section 4.9 — Non-Solicitation

Employee hereby agrees that, for a period of at least 12 months following Employee’s termination of employment with the Company for any reason, Employee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any other person, firm or entity any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.

Section 4.10 — Recoupment Policy

To the extent Employee is a “Covered Officer”, as defined in the Policy for Recoupment of Incentive Compensation adopted by the Company’s Board of Directors, as amended from time to time (the “Recoupment Policy”), the Shares and any proceeds received in connection with any sale of such Shares shall be subject to the Recoupment Policy.

[End of Text]

[Final Award Terms for Performance Plan Awards-2013]

[Exhibit B-1 - Form of Non-Qualified Stock Option Agreement]

[NQSO Agreement for Perf Award Exhibit - Final]

AVALONBAY COMMUNITIES, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT
(2009 STOCK OPTION AND INCENTIVE PLAN)

Pursuant to the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “Plan”), AvalonBay Communities, Inc. (the “Company”) hereby grants to the Optionee named in the Grant Award Acceptance related hereto an Option to purchase on or prior to the tenth anniversary of the grant date of this option award as set forth in the Grant Award Acceptance (the “Expiration Date”) up to the number of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”) set forth in the Grant Award Acceptance at the Exercise Price set forth in the Grant Award Acceptance.  This option is subject to all of the terms and conditions as set forth herein, in the Non-Qualified Stock Option Agreement Terms (the “Terms”) which are attached hereto and incorporated herein in their entirety, and in the Plan.  Capitalized terms used but not defined herein or in the Terms shall have the respective meanings ascribed thereto in the Plan.

Non-Qualified Stock

Option:                                                                             This Option does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and consequently shall be treated as a non-qualified stock option for tax purposes.

Vesting Schedule:                     Subject to the provisions of Section 4 and 6 of the Terms and the discretion of the Company to accelerate the vesting schedule, the options shall vest as follows: 33.3% on March 1 of the first year following the year of grant (as set forth in the Grant Award Acceptance), 33.3% on March 1 of the second year following the year of grant, and 33.4% on March 1 of the third year following the year of grant.

In any event this Option shall become fully vested and exercisable with respect to all of the Option Shares on March 1 of the third year following the year of grant.

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Non-Qualified Stock Option Agreement, including, without limitation, the Terms.  Optionee further acknowledges receipt of a copy of the Plan.  Optionee further acknowledges that as of the Date of Grant, this Non-Qualified Stock Option Agreement, including, without limitation, the Terms, and the Plan set forth the entire understanding between Optionee and the Company regarding the Options described herein and supersede all prior oral and written agreements on that subject.

ATTACHMENT:  Non-Qualified Stock Option Agreement Terms

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AVALONBAY COMMUNITIES, INC.

2009 STOCK OPTION AND INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT TERMS

1.                                      Vested Option Shares.  Subject to Section 4, when this Option is vested with respect to any of the Option Shares, this Option shall continue to be exercisable with respect to such Option Shares (“Vested Option Shares”) at any time or times prior to the Expiration Date.

2.                                      Manner of Exercise.  The Optionee may exercise this Option only in the following manner:  from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Common Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned shares of Common Stock through the attestation method, the number of shares of Common Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

The shares of Common Stock purchased upon exercise of this Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Option unless and until this Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

The minimum number of shares with respect to which this Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Option is being exercised is the total number of shares subject to exercise under this Option at the time.

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Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the Expiration Date hereof.

3.                                      Non-transferability of Option.  This Option is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

4.                                      Termination of Employment.  If the Optionee’s employment (or other business relationship) by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Option may be subject to earlier termination as set forth below.

(a)                                 Termination Due to Death.  If the Optionee’s employment (or other business relationship) terminates by reason of death, any Option held by the Optionee shall be automatically vested on the date of termination and shall be exercisable by the Optionee’s legal representative or legatee (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.

(b)                                 Termination Due to Disability.  If the Optionee’s employment (or other business relationship) terminates by reason of Disability (as defined below), any Option held by the Optionee shall be automatically vested on the date of termination, and shall be exercisable (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.  The death of the Optionee during the period provided in this Section 4(b) shall extend such period (if it would otherwise expire) for six (6) months from the date of death or until the Expiration Date, if earlier.

(c)                                  Termination by Reason of Retirement.  If the Optionee’s employment terminates by reason of Retirement (as defined below), any Option held by the Optionee shall be automatically vested on the date of termination, and shall be exercisable (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.  The death of the Optionee during the period provided in this Section 4(c) shall extend such period (if it would otherwise expire) for six (6) months from the date of death, or until the Expiration Date, if earlier.

(d)                                 Termination for Cause.  If the Optionee’s employment (or other business relationship) terminates for Cause (as defined below), any Option held by the Optionee shall immediately terminate and be of no further force and effect.

(e)                                  Termination Without Cause.  If the Optionee’s employment (or other business relationship) is terminated by the Company without Cause, any option held by the Optionee shall be automatically vested on the date of termination, and shall be exercisable (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii)  until the Expiration Date, if earlier.  The death of the Optionee during the provided in this Section 4(e) shall extend such period (if it would otherwise expire) for six (6) months from the date of death, or until the Expiration Date, if earlier.

(f)                                   Termination at the Election of the Optionee.  If the Optionee’s employment (or other business relationship) is voluntarily terminated at the election of the Optionee (i.e., is terminated other than for death, Disability, Retirement, or a termination at the Company’s election whether for Cause or without Cause), any option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination, or until the Expiration Date, if earlier.  For clarification, it is noted that this means that the remaining unvested portion of the Option shall terminate immediately and be of no further force or effect.

For this purpose, neither a transfer of employment from the Company to a Subsidiary (or from a Subsidiary to the Company) nor an approved leave of absence shall be deemed a “termination of employment.”  The Administrator’s

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determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

For purposes of this Option, following terms shall have the meaning specified below:

“Cause” shall mean a vote of the Board resolving that the Optionee should be dismissed as a result of (i) any material breach by the Optionee of any agreement to which the Optionee and the Company are parties, (ii) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the business of the Company or any Subsidiary or on the Optionee’s ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary.

“Disability” shall mean the Optionee’s inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual’s mental or physical disability, as determined by the Committee in good faith in its sole discretion.

“Retirement” shall mean the termination of the Optionee’s employment (and other business relationships) with the Company and its Subsidiaries, other than for Cause, following the date on which the sum of the following equals or exceeds 70 years: (i) the number of full months of the Optionee’s employment and other business relationships with the Company and any predecessor Company and (ii) the Optionee’s age on the date of termination (i.e., a person whose age is 55 years, 6 months and who has worked at the Company for 14 years, 6 months meets the 70 years requirement); provided that:

(x)                                 the Optionee’s employment by (or other business relationships with) the Company and any predecessor company of the Company have continued for a period of at least 120 continuous full months at the time of termination and, on the date of termination, the Optionee is at least 50 years old;

(y)                                 in the case of termination of employment, the Optionee gives at least six months’ prior written notice to the Company of his or her intention to retire; and

(z)                                  in the case of termination of employment, the Optionee enters into a “Non-Compete and Non-Solicitation Agreement,” as hereinafter defined, and a general release of all claims in a form that is reasonably satisfactory to the Company.

As used in the foregoing sentence, “Non-Compete and Non-Solicitation Agreement” shall mean a written agreement between the Optionee and the Company providing that, for a period of at least 12 months following the Optionee’s termination of employment with the Company (A) the Optionee shall not, without the prior written consent of the Company, become associated with, or engage in any “Restricted Activities” with respect to any “Competing Enterprise,” as such terms are hereinafter defined, whether as an officer, employee, principal, partner, agent, consultant, independent contractor or shareholder, and (B) the Optionee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any Competing Enterprise any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.  “Competing Enterprise,” for purposes of this section, shall mean any person, corporation, partnership, venture or other entity which is engaged in the business of managing, owning, leasing, or joint-venturing multifamily rental real estate within 30 miles of multifamily rental real estate owned or under management by the Company or its affiliates.  “Restricted Activities,” for purposes of this section, shall mean executive, managerial, directorial, administrative, strategic, business development or supervisory responsibilities and activities relating to any aspects of multifamily rental real estate ownership, management, multifamily rental real estate franchising, and multifamily rental real estate joint-venturing.

5.                                      Option Shares.  The Option Shares are shares of the Common Stock of the Company as constituted on the date of this Option, subject to adjustment as provided in the Plan.

6.                                      Effect of a Sale Event.  Upon the occurrence of a Sale Event, as defined in the Plan, this Option shall automatically become fully exercisable.

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7.                                      No Special Employment Rights.  This Option will not confer upon the Optionee any right with respect to continuance of employment by the Company or a Subsidiary, nor will it interfere in any way with any right of the Optionee’s employer to terminate the Optionee’s employment at any time.

8.                                      Rights as a Shareholder.  The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock that may be purchased upon exercise of this Option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Optionee.  Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9.                                      Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in  Section 2(b) of the Plan.  In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

10.                               Withholding Taxes.  The Optionee shall, not later than the date as of which the exercise of this Option becomes a taxable event for federal income tax purposes, pay to the Company (or make arrangements satisfactory to the Company for payment of) any Federal, state and local taxes required by law to be withheld on account of such taxable event.  The Optionee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

11.                               Non-Solicitation.  Optionee hereby agrees that, for a period of at least 12 months following Optionee’s termination of employment with the Company for any reason, Optionee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any other person, firm or entity any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.

12.                               Recoupment Policy.  To the extent Optionee is a “Covered Officer”, as defined in the Policy for Recoupment of Incentive Compensation adopted by the Company’s Board of Directors, as amended from time to time (the “Recoupment Policy”), the Option, and shares of common Stock received pursuant to exercise of the Option, and any proceeds received in connection with any sale of shares of Common Stock shall be subject to the Recoupment Policy.

13.                               Miscellaneous.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 671 North Glebe Road, Suite 800, Arlington, Virginia 22203, Attention:  Director of Compensation and Benefits, and shall be mailed or delivered to Optionee at his address set forth in the Company’s records, or in either case at such other address as one party may subsequently furnish to the other party in writing.  This Option shall be governed by the laws of the State of Maryland, except to the extent such law is preempted by federal law.

[End of Text]

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[Final Award Terms for Performance Plan Awards-2013]

[Exhibit B-2 - Form of Incentive Stock Option Agreement]

[ISO Agreement for Perf Award Exhibit - Final]

AVALONBAY COMMUNITIES, INC.
INCENTIVE STOCK OPTION AGREEMENT
(2009 STOCK OPTION AND INCENTIVE PLAN)

Pursuant to the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “Plan”), AvalonBay Communities, Inc. (the “Company”) hereby grants to the Optionee named in the Grant Award Acceptance related hereto an Option to purchase on or prior to the tenth anniversary of the grant date of this option award as set forth in the Grant Award Acceptance (the “Expiration Date”) up to the number of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”) set forth in the Grant Award Acceptance at the Exercise Price set forth in the Grant Award Acceptance.  This option is subject to all of the terms and conditions as set forth herein, in the Incentive Stock Option Agreement Terms (the “Terms”) which are attached hereto and incorporated herein in their entirety, and in the Plan.  Capitalized terms used but not defined herein or in the Terms shall have the respective meanings ascribed thereto in the Plan.

Incentive Stock

Option:                                                                             This Option shall be construed in a manner to qualify it as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Vesting Schedule:                     Subject to the provisions of Section 4 and 6 of the Terms and the discretion of the Company to accelerate the vesting schedule, the options shall vest as follows: 33.3% on March 1 of the first year following the year of grant (as set forth in the Grant Award Acceptance), 33.3% on March 1 of the second year following the year of grant, and 33.4% on March 1 of the third year following the year of grant.

In any event this Option shall become fully vested and exercisable with respect to all of the Option Shares on March 1 of the third year following the year of grant.

Additional Terms/Acknowledgements: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Incentive Stock Option Agreement, including, without limitation, the Terms.  Optionee further acknowledges receipt of a copy of the Plan.  Optionee further acknowledges that as of the Date of Grant, this Incentive Stock Option Agreement, including, without limitation, the Terms, and the Plan set forth the entire understanding between Optionee and the Company regarding the Options described herein and supersede all prior oral and written agreements on that subject.

ATTACHMENT:  Incentive Stock Option Agreement Terms

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AVALON BAY COMMUNITIES, INC.

2009 STOCK OPTION AND INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT TERMS

1.                                      Vested Option Shares.  Subject to Section 4, when this Option is vested with respect to any of the Option Shares, this Option shall continue to be exercisable with respect to such Option Shares (“Vested Option Shares”) at any time or times prior to the Expiration Date.

2.                                      Manner of Exercise.  The Optionee may exercise this Stock Option only in the following manner:  from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Common Stock to be purchased pursuant to the exercise of Options under the Plan and any subsequent resale of the shares of Common Stock will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned shares of Common Stock through the attestation method, the number of shares of Common Stock transferred to the Optionee upon the exercise of the Option shall be net of the shares attested to.

The shares of Common Stock purchased upon exercise of this Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Option unless and until this Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

The minimum number of shares with respect to which this Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Option is being exercised is the total number of shares subject to exercise under this Option at the time.

Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the Expiration Date hereof.

3.                                      Non-transferability of Option.  This Option is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

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4.                                      Termination of Employment.  If the Optionee’s employment (or other business relationship) by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Option may be subject to earlier termination as set forth below.

(a)                                 Termination Due to Death.  If the Optionee’s employment (or other business relationship) terminates by reason of death, any Option held by the Optionee shall be automatically vested on the date of termination and shall be exercisable by the Optionee’s legal representative or legatee (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.

(b)                                 Termination Due to Disability.  If the Optionee’s employment (or other business relationship) terminates by reason of Disability (as defined below), any Option held by the Optionee shall be automatically vested on the date of termination, and shall be exercisable (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.  The death of the Optionee during the period provided in this Section 4(b) shall extend such period (if it would otherwise expire) for six (6) months from the date of death or until the Expiration Date, if earlier.

(c)                                  Termination by Reason of Retirement.  If the Optionee’s employment terminates by reason of Retirement (as defined below), any Option held by the Optionee shall be automatically vested on the date of termination, and shall be exercisable (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.  The death of the Optionee during the period provided in this Section 4(c) shall extend such period (if it would otherwise expire) for six (6) months from the date of death, or until the Expiration Date, if earlier.

(d)                                 Termination for Cause.  If the Optionee’s employment (or other business relationship) terminates for Cause (as defined below), any Option held by the Optionee shall immediately terminate and be of no further force and effect.

(e)                                  Termination Without Cause.  If the Optionee’s employment (or other business relationship) is terminated by the Company without Cause, any option held by the Optionee shall be automatically vested on the date of termination, and shall be exercisable (i) for a period of twelve (12) months from the date of termination or until the fifth anniversary of the grant date of this option award, if later, or (ii) until the Expiration Date, if earlier.  The death of the Optionee during the period provided in this Section 4(e) shall extend such period (if it would otherwise expire) for six (6) months from the date of death, or until the Expiration Date, if earlier.

(f)                                   Termination at the Election of the Optionee.  If the Optionee’s employment (or other business relationship) is voluntarily terminated at the election of the Optionee (i.e., is terminated other than for death, Disability, Retirement, or a termination at the Company’s election whether for Cause or without Cause), any option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination, or until the Expiration Date, if earlier.  For clarification, it is noted that this means that the remaining unvested portion of the Option shall terminate immediately and be of no further force or effect.

For this purpose, neither a transfer of employment from the Company to a Subsidiary (or from a Subsidiary to the Company) nor an approved leave of absence shall be deemed a “termination of employment.”  The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

For purposes of this Option, following terms shall have the meaning specified below:

“Cause” shall mean a vote of the Board resolving that the Optionee should be dismissed as a result of (i) any material breach by the Optionee of any agreement to which the Optionee and the Company are parties, (ii) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the business of the Company or any Subsidiary or on the Optionee’s ability to perform services for the Company or any

3

Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary.

“Disability” shall mean the Optionee’s inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual’s mental or physical disability, as determined by the Committee in good faith in its sole discretion.

“Retirement” shall mean the termination of the Optionee’s employment (and other business relationships) with the Company and its Subsidiaries, other than for Cause, following the date on which the sum of the following equals or exceeds 70 years: (i) the number of full months of the Optionee’s employment and other business relationships with the Company and any predecessor Company and (ii) the Optionee’s age on the date of termination (i.e., a person whose age is 55 years, 6 months and who has worked at the Company for 14 years, 6 months meets the 70 years requirement); provided that:

(x)                                 the Optionee’s employment by (or other business relationships with) the Company and any predecessor company of the Company have continued for a period of at least 120 continuous full months at the time of termination and, on the date of termination, the Optionee is at least 50 years old;

(y)                                 in the case of termination of employment, the Optionee gives at least six months’ prior written notice to the Company of his or her intention to retire; and

(z)                                  in the case of termination of employment, the Optionee enters into a “Non-Compete and Non-Solicitation Agreement,” as hereinafter defined, and a general release of all claims in a form that is reasonably satisfactory to the Company.

As used in the foregoing sentence, “Non-Compete and Non-Solicitation Agreement” shall mean a written agreement between the Optionee and the Company providing that, for a period of at least 12 months following the Optionee’s termination of employment with the Company (A) the Optionee shall not, without the prior written consent of the Company, become associated with, or engage in any “Restricted Activities” with respect to any “Competing Enterprise,” as such terms are hereinafter defined, whether as an officer, employee, principal, partner, agent, consultant, independent contractor or shareholder, and (B) the Optionee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any Competing Enterprise any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.  “Competing Enterprise,” for purposes of this section, shall mean any person, corporation, partnership, venture or other entity which is engaged in the business of managing, owning, leasing, or joint-venturing multifamily rental real estate within 30 miles of multifamily rental real estate owned or under management by the Company or its affiliates.  “Restricted Activities,” for purposes of this section, shall mean executive, managerial, directorial, administrative, strategic, business development or supervisory responsibilities and activities relating to any aspects of multifamily rental real estate ownership, management, multifamily rental real estate franchising, and multifamily rental real estate joint-venturing.

5.                                      Option Shares.  The Option Shares are shares of the Common Stock of the Company as constituted on the date of this Option, subject to adjustment as provided in the Plan.

6.                                      Effect of a Sale Event.  Upon the occurrence of a Sale Event, as defined in the Plan, this Option shall automatically become fully exercisable.

7.                                      No Special Employment Rights.  This Option will not confer upon the Optionee any right with respect to continuance of employment by the Company or a Subsidiary, nor will it interfere in any way with any right of the Optionee’s employer to terminate the Optionee’s employment at any time.

8.                                      Rights as a Shareholder.  The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock that may be purchased upon exercise of this Option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Optionee.  Except as otherwise expressly

4

provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9.                                      Qualification under Section 422.  It is understood and intended that the Option granted hereunder shall qualify as an “incentive stock option” as defined in Section 422 of the Code, but the Company does not represent or warrant that this Stock Option qualifies as such.  The Optionee should consult with his or her own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.  To the extent any portion of this Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option.  If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Option, he or she will so notify the Company within 30 days after such disposition.

10.                               Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in  Section 2(b) of the Plan.  In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.

11.                               Withholding Taxes.  The Optionee shall, not later than the date as of which the exercise of this Option becomes a taxable event for federal income tax purposes, pay to the Company (or make arrangements satisfactory to the Company for payment of) any Federal, state and local taxes required by law to be withheld on account of such taxable event.  The Optionee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

12.                               Non-Solicitation.  Optionee hereby agrees that, for a period of at least 12 months following Optionee’s termination of employment with the Company for any reason, Optionee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any other person, firm or entity any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.

13.                               Recoupment Policy.  To the extent Optionee is a “Covered Officer”, as defined in the Policy for Recoupment of Incentive Compensation adopted by the Company’s Board of Directors, as amended from time to time (the “Recoupment Policy”), the Option, and shares of common Stock received pursuant to exercise of the Option, and any proceeds received in connection with any sale of shares of Common Stock shall be subject to the Recoupment Policy.

14.                               Miscellaneous.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 671 North Glebe Road, Suite 800, Arlington, Virginia 22203, Attention:  Director of Compensation and Benefits, and shall be mailed or delivered to Optionee at his address set forth in the Company’s records, or in either case at such other address as one party may subsequently furnish to the other party in writing.  This Option shall be governed by the laws of the State of Maryland, except to the extent such law is preempted by federal law.

[End of Text]

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